Exhibit 10.3

                FIRST AMENDED AND RESTATED SERVICE ADDENDUM 1.1.1

                     MILLERS IN-HOUSE POLICY PROCESSING - IT

         THIS FIRST AMENDED AND RESTATED SERVICE ADDENDUM 1.1.1 (THIS "AMENDED ADDENDUM"), AS OF THE EFFECTIVE DATE CITED BELOW, HEREBY AMENDS, SUPERCEDES AND REPLACES IN ITS ENTIRETY AND FOR ALL PURPOSES THAT CERTAIN SERVICE ADDENDUM
1.1.1 DATED OCTOBER 1, 1997, AMONG INSPIRE, THE MILLERS INSURANCE COMPANY, AND THE MILLERS CASUALTY INSURANCE COMPANY (THE "ORIGINAL PARTIES"). THIS AMENDED ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED DECEMBER 30, 1999 AND ALL SUBSEQUENT AMENDMENTS
THERETO, AMONG THE ORIGINAL PARTIES AND MILLERS GENERAL AGENCY INC. (THE "AGREEMENT"). A PARTY'S EXECUTION OF THIS AMENDED ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (1) ACKNOWLEDGEMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AS AFFECTED HEREBY AND (2) EXECUTION AND DELIVERY OF THE AGREEMENT.

1.       Effective Date:  November 1, 2001.

2.       Parties to this Amended Addendum:

         o        INSpire Insurance Solutions, Inc. ("INSpire")
         o        The Millers Insurance Company,  The Millers Casualty Insurance
                  Company,  and  Millers  General  Agency  Inc.   (collectively,
                  "Millers")

3. Amended Addendum Term: Effective November 1, 2002, Millers assumed the policy processing functions for the SPL book of business previously performed by INSpire. The functions assumed are collectively identified as Premium Accounting, Call Center, Data Entry, Mail, Policy Distribution and Underwriting.

         Effective November 1, 2001 and continuing until March 31, 2003, INSpire shall continue to provide the services set forth hereinafter. However, if Millers deems it necessary, the term of this agreement may be extended to a date mutually agreed upon by the parties.

4.       Amended Addendum Services; Lines of Business; Location:

         a. Amended Addendum Services: During the term of this Amended Addendum, INSpire will provide the Policy Processing, Operational Support and Production Support services set forth in this Section 4.a (the "Amended Addendum Services") for the lines of business specified in Section 4.b below written by or through Millers [hereinafter Millers Specialty Lines ("SPL")].


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                  INSpire  will,  in  accordance  with  guidance  and  direction provided by Millers, provide the Amended Addendum Services and general management of such Amended Addendum Services for the subject business as follows:

                  1) Run daily and month-end cycles. This includes but is not limited to the production and storage of images, as well as having a programmer on call in case the cycle abends prior to completion.

                  2) Printing of all generated daily output. It is anticipated that since this book of business is being non-renewed, the number of printed pages will decrease with the passage of time. By way of partial example only, the following are estimates of the anticipated rate of decrease in the number of printed pages from time to time throughout the term of the contract (November 2001 through March 2003).

                           Month                              Number of Pages
                           -----                              ---------------
                           November 2001                      3434
                           January 2002                       3108
                           March 2002                         2900
                           June 2002                          1997
                           September 2002                      525
                           December 2002                        33
                           March 2003                            0

                  3) Maintain system. Maintenance of system includes having a programmer n call for each cycle, as well as availability of programming resources for necessary remedial action should any system problems occur, including but not limited to "bug fixes". Specifically, the responsibility of the "Production Support" team includes maintaining the INSide Out ("I-O") application programs for fixes and enhancements which include but are not limited to the following:

                           o   Policy Rating
                           o   Policy Printing (PSP)
                           o Billing (including printing of all related billing forms)
                           o   Claims
                           o   1099 Reporting
                           o Financial Reporting System (Peril Code System including Direct, Assumed, Ceded)
                           o   Interfaces  to Oracle  Financials
                           o   Reports
                           o   NIA  Cover-All  to I-O Interface
                           o   Security   Issues

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                           o   Stat   Reporting   Assistance
                           o With Data Center/Operations Support, resolve Production Cycle Problems.

                   4) Preparation of 1099's including the creation of a monthly data file, as well as the actual printing of the 1099's during the month of January, and the electronic filing to the IRS by mid-March.

                  5) Availability of Account Representative and/or Client Account Representative to facilitate any day to day operational issues that may occur.

                  6) Maintain sufficient qualified personnel and other resources necessary to perform all the above listed services.

         b.       Authorized Lines of Business:
                  ----------------------------
                  o  Automobile in Idaho. New Mexico, and Texas;
                  o  Homeowners in Idaho, New Mexico, and Texas;
                  o  Non-Standard Auto in New Mexico;
                  o  Umbrella in Idaho, New Mexico, and Texas;
                  o  Bonds in Idaho, New Mexico, and Texas; and
                  o Business Owner Policies for Network Insurance Agents in California.

         c. Location of Provision of Addendum Services: INSpire will provide the Addendum Services at an INSpire service center designated by INSpire.

5.       PRICING:

Pricing for the services provided by INSpire to Millers set forth in section 4 above, are fixed as follows:

                           Month                     Price

                           November 2001             $7,633 (retroactive)
                           December 2001             $7,633 (retroactive)
                           January 2002              $7,619
                           February 2002             $7,203
                           March 2002                $6,815
                           April 2002                $6,453
                           May 2002                  $6,104
                           June 2002                 $5,771
                           July 2002                 $5,456
                           August 2002               $5,162
                           September 2002            $4,891
                           October 2002              $4,642
                           November 2002             $4,415

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                           December 2002             $4,205
                           January 2003              $2,500
                           February 2003             $2,500
                           March                     $2,500

In the event that INSpire's services under this Amended Addendum are required beyond March 2003, subsequent pricing will continue at $2500.00 per month (assuming no material changes exist) or at a price to be agreed upon by both parties.

Special Fees: When requested and authorized by Customer, processing system modifications will be charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications. Hourly rates for such personnel are $130.00 per hour.

         IN WITNESS WHEREOF, each party to this Amended Addendum has caused this Amendment to be executed and delivered by a duly authorized officer as of the Effective Date.

INSpire:                   INSpire Insurance Solutions, Inc.


                           By: /s/ Richard Marxen
                              -----------------------------------------------
                              Richard "Dic" Marxen, Chief Executive Officer


Customer:                  The Millers Insurance Company

                           By: /s/ James G. Drawert
                              -----------------------------------------------
                           Name: James G. Drawert
                                ---------------------------------------------
                           Title: Chairman & CEO
                                 --------------------------------------------


                           The Millers Casualty Insurance Company

                           By:  /s/ James G. Drawert
                              -----------------------------------------------
                           Name: James G. Drawert
                                ---------------------------------------------
                           Title: Chairman & CEO
                                 --------------------------------------------


                           Millers General Agency, Inc.

                           By: /s/ James G. Drawert
                              -----------------------------------------------
                           Name: James G. Drawert
                                ---------------------------------------------
                           Title: Chairman & CEO
                                 --------------------------------------------






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